                                                                 Exhibit 10.6



                          FIFTH AMENDMENT AND CONSENT


     FIFTH AMENDMENT AND CONSENT (this "Amendment"), dated as of October 6, 2000, among FAIRPOINT COMMUNICATIONS, INC. (f/k/a MJD Communications, Inc.), a Delaware corporation (the "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), FIRST UNION NATIONAL BANK, as Documentation Agent (the "Documentation Agent"), BANK OF AMERICA, N.A. (f/k/a Bank of America National Trust and Savings Association, successor by merger to Bank of America, N.A., f/k/a Nationsbank, N.A., successor by merger to NATIONSBANK OF TEXAS, N.A.), as Syndication Agent (the "Syndication Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent" and, together with the Documentation Agent and the Syndication Agent, collectively, the "Agents"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :
                              -------------------

          WHEREAS, the Borrower, the Lenders, the Agents are parties to a Credit Agreement, dated as of March 30, 1998 (as amended, modified or supplemented to but not including the date hereof, the "Credit Agreement");

          WHEREAS, the Borrower has advised the Lenders that it intends to effect an equity financing (the "Sponsor Equity Financing") pursuant to which it intends to raise up to approximately $100.0 million, of which $50.0 million will be raised from the sale of its equity securities to THL and/or the THL Affiliates and $50.0 million will be raised from the sale of its equity securities to Kelso and/or the Kelso Affiliates;

          WHEREAS, the Borrower has also advised the Lenders that it desires to use the proceeds from the Sponsor Equity Financing to fund further expansion by its subsidiary, FairPoint Communications Solutions Corp. ("FairPoint Solutions");

          WHEREAS, the Borrower has requested that the Credit Agreement be amended to permit the foregoing transactions and to modify certain other provisions thereof, in each case as described herein; and

          WHEREAS, subject to and on the terms and conditions set forth herein, the parties hereto wish to amend the Credit Agreement and the Lenders wish to grant a certain consent to the Credit Agreement, in each case as provided below;

          NOW, THEREFORE, it is agreed:

          1. Section 1.02 of the Credit Agreement is hereby amended by deleting the text "eight" appearing in the last sentence of said Section and inserting the text "twelve" in lieu thereof.

          2. Section 4 of the Credit Agreement is hereby amended by inserting the following new Section 4.05 immediately after Section 4.04 appearing therein:

          "4.05 CONDITIONS PRECEDENT TO CERTAIN BORROWINGS. The obligation of each Lender to make RF Loans and AF Loans is subject, at the time of the making of each such Loan, to (i) the receipt by the Administrative Agent of a certificate (each, a "Permitted Subordinated Debt Compliance Certificate") from a financial officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent (which certificate may be incorporated into the Notice of Borrowing given in respect of the Borrowing of such Loans), which certificate shall (I) contain a representation and warranty that (x) the Borrowing of such Loans does not violate the terms of any Permitted Subordinated Debt and
     (y) after giving effect to the incurrence of such Loans, all of the Obligations constitute "Senior Debt" under the documentation governing the Permitted Subordinated Debt and (II) (x) certify that after giving effect to the incurrence of such Loans, the aggregate principal amount of all Loans outstanding at such time does not exceed $375.0 million (the "Senior Debt Threshold Certification") or (y) if the Senior Debt Threshold Certification cannot be (or is not) made, certify that the Borrower is in compliance with a Leverage Ratio (as defined in the documentation governing the Permitted Subordinated Debt) of not greater than 7.0:1.0 (after giving PRO FORMA effect to the incurrence of such Loans and as determined in accordance with the requirements of the documentation governing the Permitted Subordinated Debt) and be accompanied by financial calculations in form and substance reasonably satisfactory to the Administrative Agent establishing compliance with such Leverage Ratio,
     (ii) in event the Senior Debt Threshold Certification cannot be (or is not) made at the time of the making of such Loans, the receipt by each trustee for the Permitted Subordinated Debt of a Permitted Subordinated Debt Compliance Certificate and (iii) compliance with the requirements of the documentation governing the Permitted Subordinated Debt and all applicable covenants contained therein."

     3. The last paragraph appearing in Section 4 of the Credit Agreement is hereby amended by deleting the text "and/or 4.04 (in the case of AF Loans)" and inserting the text ", 4.04 (in the case of AF Loans) and/or 4.05 (in the case of RF Loans and AF Loans)" in lieu thereof and (ii) deleting the text "and 4.04" appearing in the second sentence of said paragraph and inserting the text ", 4.04 and 4.05" in lieu thereof.

     4. Exhibit A of the Credit Agreement is hereby amended by (i) deleting the word "and" occurring at the end clause (A) of the last sentence in said Exhibit and inserting the text "[and]" in lieu thereof, (ii) deleting the period at the end of clause (B) of the last sentence in said Exhibit and inserting the text "[.] [;]" in lieu thereof and (iii) inserting the following new clauses (C),
(D) and (E) immediately after clause (B) appearing in the last sentence of said
Exhibit:

               "[(C) the Proposed Borrowing (both before and after giving effect to the application of proceeds thereof) will not conflict or be inconsistent with or result in any breach or violation of, any of the terms, covenants, conditions or provisions of, or constitute a default under, any terms of any Permitted Subordinated Debt or the documentation governing the same;

               (D) after giving effect to the Proposed Borrowing, all Loans and all other Obligations under the Credit Documents (including, without limitation, pursuant to the Subsidiary Guaranty) are within the definitions of "Senior Debt" under the documentation governing the Permitted Subordinated Debt; and

               (E) [after giving effect to the Proposed Borrowing, the aggregate principal amount of all Loans outstanding under the Credit Agreement does not exceed $375.0 million] [attached hereto as Annex I is a true and correct copy of financial calculations establishing that, after giving effect to the Proposed Borrowing, the Borrower is in compliance with a Leverage Ratio (as defined in the documentation governing the Permitted Subordinated Debt) of not greater than 7.0:1.0 (after giving pro forma effect to the incurrence of such Proposed Borrowing and as determined in accordance with the requirements of the documentation governing the Permitted Subordinated Debt)]*.

               * Bracketed clauses (C), (D) and (E) to be included for any Proposed Borrowing to be made at any time any Permitted Subordinated Debt remains outstanding. Borrower to include relevant bracketed text in clause (E) for any given Proposed Borrowing.]."

          5. Notwithstanding anything to the contrary contained in Section
7.03 of the Credit Agreement, the Lenders hereby agree that the Lien granted by Peoples Mutual Telephone Company, a Wholly-Owned Subsidiary of the Borrower ("Peoples"), in favor of CFW Communications Company on the equity interests of Virginia PCS Alliance L.C. owned by Peoples and securing certain of its Permitted Refinancing Indebtedness shall be permitted, so long as the property subject to such Lien is identical to the property originally subject to the Lien securing the Indebtedness refinanced with such Permitted Refinancing Indebtedness pursuant to Section 7.04(l) of the Credit Agreement.

          6. Section 7.11(b) of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

          Fiscal Quarter Ending                          Ratio
          ---------------------                          -----

          Trigger Date through
          December 31, 2001                              1.50 to 1.0

          March  31, 2002 through
          December 31, 2002                              1.60 to 1.0

          March 31, 2003 through
          December 31, 2003                              1.65 to 1.0

          March  31, 2004 through
          December 31, 2004                              1.75 to 1.0

          Thereafter                                     2.00 to 1.0


          7. Notwithstanding anything to the contrary contained in Section 7.06 of the Credit Agreement, the Borrower may make additional investments in FairPoint Solutions (by way of loans, cash capital contributions or the purchase of common stock of FairPoint Solutions) in an aggregate amount for all such investments not to exceed $100.0 million (determined, in the case of equity investments in the form of loans, without regard to any write-downs or write-offs thereof), so long as (i) no Default or Event of Default exists at the time of the respective investment or immediately after giving effect thereto and (ii) the Sponsor Equity Financing shall have been consummated prior to the making of any such investment.

          8. Notwithstanding anything to the contrary contained in Section 7.10 of the Credit Agreement, the Borrower may effect the Sponsor Equity Financing.

          9. The Lenders hereby acknowledge that nothing contained in this Amendment shall be construed to limit the Borrower's ability to use the proceeds from the Financing (as defined in the Third Amendment and Waiver referred to below) in the manner provided, and subject to the terms and conditions contained in, the Third Amendment and Waiver to the Credit Agreement, dated as of January 12, 2000.

          10. In order to induce the Lenders to enter into this Amendment, the Borrower hereby (i) makes each of the representations, warranties and agreements contained in Section 5 of the Credit Agreement and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the Fifth Amendment Effective Date (as defined below), both before and after giving effect to this Amendment.

          11. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          12. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          13. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.



          14. This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when (i) each of the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Steve Rockoff (facsimile number 212-354-8113) and (ii) the Borrower shall have paid to each Lender which has executed and delivered a counterpart hereof on or before 5:00 p.m. (New York time) on October 17, 2000, an amendment fee equal to 0.125% of the sum of (x) the Revolving Commitment of such Lender as in effect on such date,
(y) the aggregate principal amount of all Term Loans made by such Lender and outstanding on such date and (z) the Acquisition Commitment of such Lender as in effect on such date.

          15. From and after the Fifth Amendment Effective Date, all references to the Credit Agreement in the Credit Agreement and the other Credit
Documents shall be deemed to be references to the Credit Agreement as modified hereby.


                                      * * *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.



                                     FAIRPOINT COMMUNICATIONS, INC.
                                       (f/k/a MJD Communications, Inc.)



                                     By: /s/ Timothy W. Henry
                                         --------------------------------------
                                         Name:  Timothy W. Henry
                                         Title: Vice President of
                                         Finance & Treasurer



                                     BANKERS TRUST COMPANY, Individually
                                        and as Administrative Agent



                                     By: /s/ Anca Trifan
                                         --------------------------------------
                                         Name:  Anca Trifan
                                         Title: Director



                                     BANK OF AMERICA, N.A., Individually
                                        and as Syndication Agent



                                     By: /s/ Pamela S. Kurtzman
                                         --------------------------------------
                                         Name:  Pamela S. Kurtzman
                                         Title: Principal



                                     FIRST UNION NATIONAL BANK, Individually
                                        and as Documentation Agent



                                     By: /s/ C. Brand Hosford
                                         --------------------------------------
                                         Name:  C. Brand Hosford
                                         Title: Vice President

                                     COBANK, ACB



                                     By: /s/ Rick Freeman
                                         --------------------------------------
                                         Name:  Rick Freeman
                                         Title: Vice President



                                     MORGAN STANLEY DEAN WITTER
                                        PRIME INCOME TRUST



                                     By: /s/ Peter Gewirtz
                                         --------------------------------------
                                         Name:  Peter Gewirtz
                                         Title: Vice President



                                     HELLER FINANCIAL, INC.



                                     By: /s/ Craig Gallehagh
                                         --------------------------------------
                                         Name:  Craig Gallehagh
                                         Title: Senior Vice President



                                     THE TRAVELERS INSURANCE COMPANY



                                     By: /s/ Allen R. Cantrell
                                         --------------------------------------
                                         Name:  Allen R. Cantrell
                                         Title: Investment Officer



                                     UNION BANK OF CALIFORNIA, N.A.



                                     By: /s/ James C. Opdyke
                                         --------------------------------------
                                         Name:  James C. Opdyke
                                         Title: Assistant Vice President

                                     CENTURA BANK



                                     By: /s/ John A. Krusoe
                                         --------------------------------------
                                         Name:  John A. Krusoe
                                         Title: Corporate Banking Officer



                                     THE CIT GROUP/EQUIPMENT FINANCING, INC.



                                     By: /s/ John P. Sirico, II
                                         --------------------------------------
                                         Name:  John P. Sirico, II
                                         Title: Vice President



                                     FLEET NATIONAL BANK



                                     By: /s/ Kay H. Campbell
                                         --------------------------------------
                                         Name:  Kay H. Campbell
                                         Title: Vice President



                                     DELANO COMPANY
                                       By:  Pacific Investment Management
                                       Company as its Investment Advisor



                                     By: /s/ Raymond G. Kennedy
                                         --------------------------------------
                                         Name:  Raymond G. Kennedy
                                         Title: Executive Vice President

                                     FORTIS CAPITAL CORP. (f/k/a
                                        MEESPIERSON CAPITAL CORP.)



                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:



                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:



                                     SENIOR DEBT PORTFOLIO
                                        By: BOSTON MANAGEMENT AND
                                        RESEARCH, as Investment Manager



                                     By: /s/ Payson F. Swaffield
                                         --------------------------------------
                                         Name:  Payson F. Swaffield
                                         Title: Vice President



                                     OXFORD STRATEGIC INCOME FUND
                                         By:  Eaton Vance Management as
                                         Investment Advisor


                                     By: /s/ Payson F. Swaffield
                                         --------------------------------------
                                         Name:  Payson F. Swaffield
                                         Title: Vice President




                                     GENERAL ELECTRIC CAPITAL CORPORATION



                                     By: /s/ Karl Kieffer
                                         --------------------------------------
                                         Name:  Karl Kieffer
                                         Title: Duly Authorized Signatory

                                     FIRSTAR BANK, N.A. (f/k/a MERCANTILE
                                       BANK NATIONAL ASSOCIATION)



                                     By: /s/ Douglas P. Best
                                         --------------------------------------
                                         Name:  Douglas P. Best
                                         Title: Officer



                                     NATIONAL CITY BANK



                                     By: /s/ Elizabeth A. Brosky
                                         --------------------------------------
                                         Name:  Elizabeth A. Brosky
                                         Title: Assistant Vice President